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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 31, 2002
                                                        -----------------


                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                     --------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                            001-15627                042451506
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STATE OR OTHER JURISDICTION OF      (COMMISSION              (IRS EMPLOYER
INCORPORATION OR ORGANIZATION       FILE NO.)                IDENTIFICATION NO.)


67 WALL STREET, SUITE 2211, NEW YORK,  NEW YORK                       10005-3198
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

                                 (212) 859-5019
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)



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Item 2.  Acquisition or Disposition of Assets

This Item 2 amends and restates Item 5 of Form 8-K as filed on January 8, 2003.

On December 31, 2002, Pivotal Self-Service Technologies, Inc. (the "Company"), through a newly incorporated wholly owned subsidiary named Prime Battery Products Limited ("Prime Battery"), entered into an Asset Purchase Agreement (the "Agreement") with DCS Battery Sales Ltd. ("DCS Battery") to acquire certain assets comprising the battery business of DCS Battery (the "Battery Business").

DCS Battery is owned by David C. Simmonds and his immediate family. David C. Simmonds is a brother of John G. Simmonds the Company's Chief Executive Officer and one of its Directors. David C. Simmonds and his immediate family also own DCS Electronics Ltd. ("DCS Electronics").

A copy of the DCS Battery Sales Ltd. Asset Purchase Agreement is set forth as
Exhibit 99.1 to the Current Report on Form 8-K filed January 8, 2003, and the description below represents the actual treatment of the transaction.

Under the terms of the Agreement Prime Battery acquired the following assets:

     (a)  Customer lists,
     (b)  Customer relationships,
     (c)  Other intellectual property rights associated with the business, and
     (d)  The trade-name DCS Battery.

     for consideration including:

     (a)  6,000,000 newly issued common shares of the Company, and
     (b) The right to be issued an additional 2,000,000 newly issued common shares of the Company for every US$100,000 of net profit earned by Prime Battery during the two year period beginning on November 1, 2002 to a maximum of 10,000,000 additional shares. Such number of shares to be prorated if less than $100,000 of net profit is achieved and net profit to be measured annually and shares issued, if any, on December 15, 2003 and 2004.

Under the terms of the Agreement Prime Battery also agreed as follows:

     (1) Will cause its parent to provide up to Cdn$200,000 in cash advances for battery purchases,
     (2) To retain the first 15% of net gross profit, to pay DCS Electronics the next 15% of net gross profit and to share equally with DCS Electronics any additional gross profit, in exchange for management, distribution and logistical services provided by DCS Electronics to Prime Battery,
     (3) To sell any battery products to DCS Electronics intended to be sold to distribution customers (defined as certain pre-agreed industrial accounts) at cost plus 10%,
     (4) To appoint David C. Simmonds as President of Prime Battery and to pay a Cdn$7,500 monthly fee for his services,
     (5) To pay the Company a Cdn$10,000 monthly fee for certain services to be provided by John G. Simmonds, Neil Greenberg and Carrie J. Weiler, and
     (6)  To cause the Board of Directors of Prime Battery to consist of David
          C. Simmonds, John G. Simmonds and one other mutually acceptable party.

The Company did not acquire any accounts receivable or inventory. Inventory retained by DCS Battery was made available to Prime Battery on a consignment basis, i.e. Prime Battery would only pay DCS Battery if the inventory was in fact sold subsequent to November 1, 2002.

Additionally, the Company acquired the DCS Battery tradename, but has not used it in the business. Prime Battery did not assume any liabilities of DCS Battery in this transaction.

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The Agreement stated that the effective date of the acquisition was November 1,
2002, however the common shares issued as partial consideration in the acquisition were issued in January 2003. The audited consolidated statement of operations of the Company for the year ended December 31, 2002, included the operating results of the battery business effective November 1, 2002. Based on discussions with the United States Securities and Exchange Commission (the "SEC") the Company will restate its financial statements to reflect the effective closing date of this transaction as of December 31, 2002.

Additionally, within the footnotes to the financial statements issued for the year ended December 31, 2002, assets acquired were described as a trade-name and other intellectual property rights associated with the acquisition and were valued collectively at $240,000. The Company will reclassify these assets as;
1) intangible assets representing customer lists and non-contractual customer relationships and 2) goodwill arising from the acquisition, if any.

The Company will restate the following financial statements:

     1. Balance sheet as at December 31, 2002 and statement of operations and statement of cashflows for the year ended December 31, 2002 (audited),
     2.   Balance sheet as at March 31, 2003 (unaudited),
     3.   Balance sheet as at June 30, 2003 (unaudited), and
     4.   Balance sheet as at September 30, 2003 (unaudited).

Management expects to file amended Form 10-KSB/A for the year ended December 31, 2002, amended Form 10-QSB/A for the three months ended March 31, 2003, amended Form 10-QSB/A for the three and six months ended June 30, 2003 and amended Form 10-QSB/A for the three and nine months ended September 30, 2003, including the financial statements listed above.

Management believes that the restatement will not have a material effect on the operating results or financial position of the Company. Although the battery business operations represented substantially all of the operations of the Company during fiscal 2002 the net effective will be an immaterial increase in loss during the year. Management also believes that the reclassification of intangible assets will not result in a substantial change to the Company's financial position but will simply reclassify intangible assets and goodwill.

Management believes that this transaction represents the acquisition of a business and will issue historical financial statement information, on a modified basis, reflecting the battery business prior to the acquisition. In addition the Company will issue proforma balance sheet and statement of operations information, also on a modified basis. The Company plans to amend this Form 8-K incorporating the information described in this paragraph by January 15, 2004.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          The financial statements for the Acquired Businesses required by Item 7(a) will be filed by January 15, 2004.

     (b)  Pro Forma Financial Information.

          Any pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the Acquired Businesses will be filed by January 15, 2004.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 28, 2003

                                         PIVOTAL SELF-SERVICE TECHNOLOGIES, INC.



                                         By          /s/ John Simmonds
                                           -------------------------------------
                                                      John G. Simmonds
                                                  Chief Executive Officer